Exhibit 99.1

MONEY CENTERS OF AMERICA, INC. ANNOUNCES THIRD QUARTER RESULTS AND SECOND CONSECUTIVE PROFITABLE QUARTER.

Tuesday, November 8, 4:00 pm ET

KING OF PRUSSIA--(BUSINESS WIRE)--November 8, 2005--Money Centers of America, Inc. (OTC Bulletin Board: MCAM - News), a leading provider of cash access and Transaction Management Systems to the gaming industry today announced its second consecutive profitable quarter . Although revenues for the period ended September 30, 2005 decreased 5% to $4,547,708 from $4,767,853 in the period ended September 30, 2004, the Company's gross profit increased 46% to $1,062,308 in the 2005 third quarter from $726,898 in the 2004 third quarter. . The revenue decrease was generated through the Company's decision to terminate unprofitable contracts acquired in the Company's Available Money Acquisition. The Company also reduced its Selling, General and Administrative expenses by 24% or $133,804 from $561,901 in the 2004 third quarter to $428,097 in the 2005 quarter. The Company's net income for the 2005 third quarter was $14,889 , an increase of $798,628 from its net loss of $783,739 in the 2004 third quarter. .

For the nine months ended September 30, 2005, total revenues increased 33% to $15,348,705 from $11,538,072 for the nine months ended September 30, 2004, the Company's gross profit increased 63% to $3,014,415 from $1,841,474 in the same period last year. The Company also reduced its Selling, General and Administrative expenses by 10% or $186,515 from $1,886,789 in 2004 to $1,700,274 in 2005. The Company's net loss for the nine months ended September 30, 2005 was $680,190, a decrease in net loss of $7,360,199 from the net loss of $8,040,389 in the same period in 2004.

"We are very pleased with our continued profitability. The substantial increase in our gross profit and reduction in operating expenses provides the foundation for future profitability. "said Jay Walsh, Chief Financial Officer of Money Centers of America, Inc. "We made a conscious decision to forgo the revenue from unprofitable contracts and we are pleased with the result ." "Now we can focus on reducing the interest cost related to our working capital. A reduction in the interest rates which we pay for our borrowings could result in substantial savings in 2006," said Walsh.

"The improvements made to the core components of the business are being rewarded with higher profitability that is creating a strong foundation for our next wave of growth," said Christopher Wolfington, Chairman and CEO of Money Centers of America, Inc.

Earnings Conference Call

Money Centers of America will host a conference  call today,  Tuesday,  November
8th at 5:00 PM Eastern Time, followed by a question and answer session. Interested parties may participate by calling 800-683-1575 at 4:55 PM Eastern Time.

A taped replay of the conference call will be available within two hours of the conclusion of the call and will remain available through Tuesday, November 15, 2005. The number to call for the taped replay is 877-519-4471 and the conference PIN is 6705744.


About Money Centers of America:

Money Centers of America, Inc. provides cash access and Transaction Management Systems for the gaming industry, focusing on the development of technology solutions and proprietary services in the cash access segment of the payment processing industry. For a complete corporate profile on Money Centers of America, Inc., please visit our corporate website at http://www.moneycenters.com.

Safe Harbor:

All statements in this document that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements in this document, as they reflect Money Centers of America's current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated. These risks and uncertainties are discussed in greater detail in Money Centers of America's periodic reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, including, in particular, the section entitled `Factors that May Affect Future Results and Financial Condition' in Money Centers of America's annual report on Form 10-K for the year ended December 31, 2004. Money Centers of America expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this document.


                                                         STATEMENTS OF OPERATIONS
                                                                UNAUDITED
                                                            Three Months Ended                     Nine Months Ended
                                                               September 30,                         September 30,
                                                     ----------------------------------    ----------------------------------
                                                           2005               2004               2005               2004
                                                     ----------------    --------------    ---------------    ---------------
              Revenues                               $    4,547,708      $  4,767,853      $  15,348,705      $  11,538,072
              Operating expenses                          3,485,400         4,040,955         12,334,290          9,696,598
                                                     ----------------    --------------    ---------------    ---------------

              Gross profit                                1,062,308           726,898          3,014,415          1,841,474
              Selling, general and
              administrative expenses                       428,097           561,901          1,700,274          1,886,789
              Noncash compensation                            8,625             6,425             85,025          5,298,053
              Depreciation and amortization                 163,539           454,282            502,264          1,031,390
                                                     ----------------    --------------    ---------------    ---------------

              Operating income (loss)                       462,047          (295,710)           726,852         (6,374,759)
              Other income (expenses):
                       Interest income                        4,012                 -             13,868                  -
                       Interest expense                    (451,170)         (488,029)        (1,418,097)        (1,117,037)
                                                     ----------------    --------------    ---------------    ---------------
                                                           (447,158)         (488,029)        (1,404,229)        (1,117,037)
                                                     ----------------    --------------    ---------------    ---------------
              Other income                                        -                 -              1,650                170
              Other expenses                                      -                 -             (4,462)          (548,763)
                                                     ----------------    --------------    ---------------    ---------------
                                                                  -                 -             (2,812)          (548,593)
                                                     ----------------    --------------    ---------------    ---------------
              Net income (loss)                      $       14,889          (783,739)          (680,190)     $  (8,040,389)
                                                     ================    ==============    ===============    ===============
              Net income (loss) per common
              share basic                            $         0.00             (0.14)             (0.03)             (1.60)
                                                     ================    ==============    ===============    ===============
              Net income (loss) per common
              share diluted                          $         0.00             (0.14)             (0.03)             (1.60)
                                                     ================    ==============    ===============    ===============
              Weighted Average Common Shares
              Outstanding
                       -Basic                            25,206,978         5,524,530         25,172,534          5,034,197
                                                     ================    ==============    ===============    ===============
                       -Diluted                          28,470,605         5,524,530         25,172,534          5,034,197
                                                     ================    ==============    ===============    ===============